UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 7, 2026

AZIO AI HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-38078	46-0774222
(Commission File Number)	(IRS Employer Identification No.)
7510 Ardmore Street
Houston, TX	77054
(Address of Principal Executive Offices)	(Zip Code)

(870) 970-3355

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

Envirotech Vehicles, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre -commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre -commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	AZIO	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 9, 2026, Envirotech Vehicles, Inc., a Delaware corporation (the “Company”), filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Amendment”), to change its corporate name to “Azio AI Holdings, Inc.” (the “Name Change”), which was effective upon filing. Pursuant to Delaware law, a stockholder vote was not necessary to effectuate the Name Change, and the Name Change does not affect the rights of the Company’s stockholders.

In connection with the Name Change, the Company’s common stock, which trades on The Nasdaq Capital Market under the symbol “EVTV”, is expected to commence trading under the symbol “AZIO”, effective at the open of trading on July 13, 2026.

The Company’s Board of Directors (the “Board”) also amended and restated the Company’s Amended and Restated Bylaws to reflect the Name Change (the “Second Amended and Restated Bylaws”) to be effective as of the effective time of the Certificate of Amendment.

Copies of the Certificate of Amendment and the Second Amended and Restated Bylaws reflecting the Name Change are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 9, 2026, the Company issued a press release announcing the Name Change and certain other business developments. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 10, 2026, the Company issued a press release announcing the change of its ticker symbol to "AZIO", effective as of July 13, 2026. A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events.

On July 7, 2026, the Board appointed Chris Young, the Company’s Chief Executive Officer and a current director of the Company, as Chairman of the Board effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, effective July 9, 2026
3.2	Second Amended and Restated Bylaws, dated as of July 9, 2026
99.1	Press release of Azio AI Holdings, Inc., dated as of July 9, 2026
99.2	Press Release of Azio AI Holdings, Inc., dated as of July 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZIO AI HOLDINGS, INC.

Date: July 10, 2026	By:	/s/ Jason Maddox
Jason Maddox
Chief Financial Officer